SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 11, 2013

___________________

LIVINGVENTURES, INC.

(Exact name of registrant as specified in Charter)

Florida	000-52918	90-0866368
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

2200 Lucien Way

Suite 350, Maitland FL 32751

(Address of Principal Executive Offices)

407-875-9989

(Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Statements included in this Current Report filed on Form 8-K (“Form 8-K”) that do not relate to present or historical conditions are “forward-looking statements.” Forward-looking statements may include, without limitation, statements relating to our plans, strategies, objectives, expectations and intentions and are intended to be made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “believes,” “forecasts,” “intends,” “possible,” “estimates,” “anticipates,” and “plans” and similar expressions are intended to identify forward-looking statements. Our ability to predict projected results or the effect of events on our operating results is inherently uncertain. Forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those discussed in this document. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Important factors that could cause actual performance or results to differ materially from those expressed in or implied by, forward-looking statements include, but are not limited to: (i) our ability to consummate the asset purchase transaction described in this Form 8-K, and (ii) other factors described under “Risk Factors” contained in our 2012 Annual Report on Form 10-K and 2013 Quarterly Reports on Form 10-Q.

Item 1.01

Entry into a Material Definitive Agreement.

On July 11, 2013, LivingVentures, Inc., a Florida corporation (the “Company”), entered into and closed a Purchase and Sale Agreement (the “Agreement”) with Richard A. Asta, as Nominee for certain Purchasers (the “Buyer”) whereby the Buyer purchased, and the Company sold, one hundred percent (100%) of the Membership interests owned by the Company in CommerCenters, LLC (ComCen), a Florida limited liability company formed under the laws of Florida, USA, for total consideration in the sum of $100,000.00. The Purchase and Sale Agreement was approved by the Company’s Board of Directors. A copy of the Agreement is attached hereto as Exhibit 10.1.

The foregoing descriptions of the Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the copy of the Agreement filed herewith as Exhibit 10.1 which is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibit

Exhibit
Number	Description

10.1	Purchase and Sale Agreement dated July 11, 2013 by and between LivingVentures, Inc. and Richard A. Asta, as Nominee for certain Purchasers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report be signed on its behalf by the undersigned hereunto duly authorized.

LivingVentures, Inc.

By:	/s/ Richard A. Asta
Richard A. Asta
Chief Executive Officer

Dated: July 17, 2013

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